SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                             -----------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

  Date of Report: (Date of earliest event reported): April 12, 2001 (March 15,
                                      2001)


                           RAMPART CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         TEXAS                         1-15277                    76-0427502
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)
--------------------------------------------------------------------------------



                            700 LOUISIANA, SUITE 2510
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 223-4610
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS

     On March 15, 2001, Rampart Capital Corporation (the "Company") issued a press release announcing that it and American Stock Transfer & Trust Co., the Warrant Agent, amended the Warrant Agreement, dated as of September 24, 1999 (the "Warrant Agreement"), relating to the Company's redeemable common stock purchase warrants (CUSIP No. 751569112) (the "Warrants"). The Warrant Agreement was amended solely to extend the expiration date of the Warrants from March 21, 2001 to June 30, 2002.

     The Warrants trade on the American Stock Exchange under the symbol "RAC.WS." The press release and the amendment to the Warrant Agreement are filed as exhibits hereto.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL
             INFORMATION  AND  EXHIBITS

     (C)     EXHIBITS

             4.1     First  Amendment  to  Warrant  Agreement

            99.1     Press  Release  dated  March  15,  2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     March 30, 2001               RAMPART  CAPITAL  CORPORATION



                                       By:  /s/  J.  H.  Carpenter
                                          --------------------------------------
                                                J.H.  Carpenter,
                                                President  and
                                                Chief  Operating  Officer

                                INDEX TO EXHIBITS


  EXHIBIT                   DESCRIPTION OF EXHIBIT
------------  -----------------------------------------------------

     4.10     First  Amendment  to  Warrant  Agreement

    99.10     Press  Release,  dated  March  15,  2001